                                                                  EXHIBIT 10.106



                               WARRANT AGREEMENT

                                    BETWEEN

                          RENAISSANCE COSMETICS, INC.

                                      AND

                      AMERICAN BANK NATIONAL ASSOCIATION,

                                AS WARRANT AGENT



                      ------------------------------------

                          DATED AS OF AUGUST 18, 1994

                      ------------------------------------

                               TABLE OF CONTENTS

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                                                                               PAGE
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SECTION 1.        Appointment of Warrant Agent ........................          2

SECTION 2.        Warrant Certificates ................................          2

SECTION 3.        Execution of Warrant Certificates ...................          3

SECTION 4.        Registration and Countersignature ...................          3

SECTION 5.        Transfers of Notes and Unit Warrants Prior
                    to Separation; Separation .........................          5

SECTION 6.        Registration of Transfers and Exchanges .............          5

         (a)      Transfer and Exchange of Definitive Warrants ........          5
         (b)      Transfer of a Definitive Warrant
                    for a Beneficial Interest in Global Warrant .......          6
         (c)      Transfer and Exchange of Global Warrant .............          7
         (d)      Transfer of a Beneficial Interest in Global Warrant
                    for a Definitive Warrant ..........................          7
         (e)      Transfer and Exchange of Global Warrant .............          8
         (f)      Cancellation and/or Adjustment of Global Warrant ....          8
         (g)      Obligations with Respect to Transfers and
                    Exchanges of Definitive Warrants ..................          8

SECTION 7.        Warrants; Exercise of Warrants ......................          9

SECTION 8.        Payment of Taxes ....................................         12

SECTION 9.        Mutilated or Missing Warrant Certificates ...........         12

SECTION 10.       Reservation of Warrant Shares .......................         13

----------------
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

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SECTION 11.       Government Approvals and Stock Exchange
                    Listings ..................................                 13

SECTION 12.       Adjustments; etc. ...........................                 14

         (a)      Adjustment for Change in Capital Stock ......                 14
         (b)      Distributions ...............................                 15
         (c)      Common Stock Issue ..........................                 15
         (d)      Convertible Securities Issue ................                 16
         (e)      Current Market Price ........................                 17
         (f)      When No Adjustment or Action Required .......                 17
         (g)      Reorganization of Company ...................                 18
         (h)      When Issuance or Payment May Be Deferred ....                 18
         (i)      Form of Warrants ............................                 19

SECTION 13.       Fractional Interests ........................                 19

SECTION 14.       Notices to Warrant Holders ..................                 19

SECTION 15.       Registration Rights .........................                 21

         (a)      Incidental Registration .....................                 21
         (b)      Demand Registration .........................                 22
         (c)      Registration Procedures .....................                 23
         (d)      Effective Registration Statement ............                 28
         (e)      Reductions in Demand Registration ...........                 28
         (f)      Indemnification .............................                 28
         (g)      Registration Expenses .......................                 33
         (h)      Certain Definitions .........................                 34

SECTION 16.       Tag-Along and Drag-Along Rights .............                 35

SECTION 17.       Concerning the Warrant Agent ................                 35

SECTION 18.       Merger or Consolidation or Change of Name of
                    Warrant Agent .............................                 36

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SECTION 19.       Duties of Warrant Agent ..................................    36

SECTION 20.       Change of Warrant Agent ..................................    39

SECTION 21.       Legends ..................................................    40

SECTION 22.       Notices ..................................................    41

SECTION 23.       Supplements and Amendments ...............................    42

SECTION 24.       Determinations and Actions by Board of Directors, etc. ...    42

SECTION 25.       Successors ...............................................    43

SECTION 26.       Governing Law ............................................    43

SECTION 27.       Severability .............................................    44

SECTION 28.       Descriptive Headings .....................................    44

SECTION 29.       Counterparts .............................................    44

EXHIBIT A         ..........................................................    A-1

EXHIBIT B         ..........................................................    B-1

         WARRANT AGREEMENT dated as of August 18, 1994 between Renaissance Cosmetics, Inc., a Delaware corporation (together with its permitted successors and assigns, the "Company") and American Bank National Association, as Warrant Agent (together with its permitted successors and assigns, the "Warrant Agent").

         WHEREAS, pursuant to a certain purchase agreement (the "PURCHASE AGREEMENT"), dated August 18, 1994, the Company has agreed to offer in a private placement (A) to the Unit Purchasers (as defined therein), 65,000 Units (the "Units") consisting of (i) an aggregate of $65,000,000 principal amount of 13 3/4 % Senior Notes due 2001, Series A, of the Company (the "NOTES") to be issued under an indenture to be dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors named therein and American Bank National Association, as Trustee, and (ii) Common Stock Purchase Warrants (the "UNIT WARRANTS"), initially to purchase an aggregate of 130,000 shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of the Company, and
(B) to the Preferred Purchasers (as defined therein), (i) 50,000 shares of the Company's Cumulative Exchangeable Preferred Stock, par value $0.01 per share, and (ii) Common Stock Purchase Warrants (the "PREFERRED WARRANTS" and, together with the Unit Warrants, the "WARRANTS"), initially to purchase an aggregate of 50,000 shares of Common Stock (the Common Stock and other consideration issuable on exercise of the Warrants being referred to herein as the "Warrant Shares");

         WHEREAS, each Unit consists of $1,000 aggregate principal amount of Notes and Unit Warrants initially to purchase two (2) shares of Common Stock;

         WHEREAS, prior to Separation (defined below), record ownership of the Notes and beneficial ownership of the Unit Warrants, respectively, will be evidenced by record ownership of the Notes containing thereon an endorsement specified by the indenture (the "Warrant Endorsement");

         WHEREAS, definitive certificates (the "CUSTODIAN WARRANTS") evidencing the Unit Warrants will be held by the Warrant Agent as custodian for the registered holders of the Notes containing a Warrant Endorsement;

         WHEREAS, the Company wishes the Warrant Agent to act as Warrant Agent on behalf of the Company in connection with the issuance, division, transfer, exchange, substitution and exercise of the Warrants, and the Warrant Agent is willing to so act.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. APPOINTMENT OF WARRANT AGENT. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

         SECTION 2. WARRANT CERTIFICATES. Prior to Separation, beneficial ownership of the Unit Warrants will be evidenced by record ownership of the Notes containing a Warrant Endorsement.

         The Preferred Warrants and, from and after Separation, the Unit Warrants will be issued (i) in global form (the "GLOBAL WARRANT"), substantially in the form of Exhibit A attached hereto (including footnotes 1 and 2 thereto), and (ii) in definitive form (the "DEFINITIVE WARRANTS"), substantially in the form of Exhibit A (excluding footnotes 1 and 2 thereto). The Global Warrant shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon; provided that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of the Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the holder thereof.

         The Depository with respect to the Global Warrant (the "DEPOSITORY") shall be The Depository Trust Company until a successor shall be appointed by the Company and become such Depository. The Global Warrant shall be registered in the name of the Depository, or the nominee of such Depository. So long as the Depository or its nominee is the registered owner of such Global Warrant it will be deemed the sole owner and holder of such Global Warrant for all purposes hereunder and under such Global Warrant. The certificates (the "WARRANT CERTIFICATES") evidencing the Global Warrant and the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Neither the Company nor the Warrant Agent will have any responsibility or liability for any aspects of the records relating to beneficial ownership interests of the Global Warrant in the name of the

Depository or its nominee or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 3. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its President or a Vice President, and by its Secretary or an Assistant Secretary. Each such Signature may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

         SECTION 4. REGISTRATION AND COUNTERSIGNATURE. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, or Chief Financial Officer of the Company, countersign and deliver Warrant Certificates as provided in this Agreement entitling the holders thereof initially to purchase not more than the number of Warrant Shares referred to in the first recital hereof. The registered holder of the Note containing a Warrant Endorsement relating to a Unit Warrant shall be deemed the registered holder of such Unit Warrant for all purposes hereunder. The Company agrees to arrange for the Trustee under the Indenture (or any other registrar thereunder) to act as registrar with respect to the Unit Warrants that are not Separated (as defined below). The Company has appointed the Warrant Agent as the registrar with respect to the Unit Warrants that are Separated and with respect to the

Preferred Warrants. The Warrant Agent shall number and register the Warrant Certificates in a register (with respect to the Unit Warrants, after Separation).

         The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrants as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing or the certificate relating thereto), for all purposes, and shall not be affected by any notice to the contrary and shall not be bound to recognize any equitable or other claim to or in the Warrant on the part of any other person.

         SECTION 5. TRANSFERS OF NOTES AND UNIT WARRANTS PRIOR TO SEPARATION; SEPARATION. Prior to the close of business on the Separation Date (as defined below), the Unit Warrants and the Notes constituting the Units may be transferred only as Units as provided in the Indenture.

         The Custodian Warrants will be held by the Warrant Agent, as custodian for the holders of the Units, until such time on or after the Separation Date as the registered holder of a Note containing a Warrant Endorsement shall have surrendered such Note to the Warrant Agent for the exchange of such Unit, in whole or in part, for a Definitive Warrant or Warrants and for a Note or Notes of a like aggregate principal amount of authorized denominations and not containing a Warrant Endorsement (such surrender and exchange, together with the exchange for the Global Warrant referred to below, are herein referred to as a "SEPARATION" and the related Warrants are referred to as being "SEPARATED"). Each Note containing a Warrant Endorsement presented for Separation shall be duly endorsed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact. The Warrant Agent shall deliver such Note to the Trustee pursuant to the provisions of the Indenture, with instructions to issue new Notes not containing a Warrant Endorsement in authorized denominations for an aggregate principal amount equal to the aggregate principal amount of the Notes surrendered in the name of such registered holder or holders. The Warrant Agent, as custodian, shall deliver (or cause to be delivered) the Notes so received from the Trustee and a Warrant Certificate or Certificates executed by the Company and countersigned by the Warrant Agent in the name of such registered holder or holders for such aggregate number of Warrants as shall equal Warrants initially to purchase two
(2) shares of Common Stock for each $1,000 principal amount of Notes so exchanged for Separation, bearing numbers or other distinguishing symbols not contemporaneously outstanding, to the holder or holders entitled thereto.

         In the case of the Global Warrant, on the Separation Date, the Warrant Agent shall instruct the Depository, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, to exchange the global certificate evidencing the Notes (the "Global Note") for the Global Warrant and for a global certificate evidencing the Notes and not containing a Warrant Endorsement. The Global Warrant shall be executed by the Company and countersigned by the Warrant Agent pursuant to Sections 3 and 4.

         The term "SEPARATION DATE" shall mean the earlier of (i) the date 180 days following the date hereof, (ii) the business day immediately preceding the date on which the Shelf Registration Statement or the Exchange Offer Registration Statement (as such terms are defined in the Registration Rights Agreement, dated the date hereof, among the Company, the Guarantors and the Unit Purchasers) is filed with the Securities and Exchange Commission as required by the Registration Rights Agreement or (iii) such earlier date as Jefferies & Company, Inc. may determine, provided that if the Company redeems or otherwise acquires all or a portion of the Notes in accordance with the Indenture pursuant to Article 3 thereof or pursuant to a "Change of Control Offer" or an "Asset Sale Offer" (as such terms are defined in the Indenture) prior to the date that would otherwise be the Separation Date, the Separation Date shall be the day immediately preceding such redemption or other acquisition.

         SECTION 6. REGISTRATION OF TRANSFERS AND EXCHANGES.

         (a) TRANSFER AND EXCHANGE OF DEFINITIVE WARRANTS. When Definitive Warrants are presented to the Warrant Agent with a request (i) to register the transfer of the Definitive Warrant or (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrants so presented (A) have been duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and (B) in the case of Warrants that were acquired by the holder thereof other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or Rule 144 thereunder ("Restricted Warrants"), such request shall be accompanied by the following additional documents:

            (1) if such Restricted Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

            (2) if such Restricted Warrant is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

            (3) if such Restricted Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel from such Warrant holder or the transferee reasonably acceptable to the Company and the Warrant Agent to the effect that such transfer is in compliance with the Securities Act.

         (b) TRANSFER OF A DEFINITIVE WARRANT FOR A BENEFICIAL INTEREST IN GLOBAL WARRANT. A Definitive Warrant may be exchanged for a beneficial interest in the Global Warrant only upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

            (i) written instructions directing the Warrant Agent to make an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant, and

            (ii) if such Definitive Warrant is a Restricted Warrant, certification from the holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred to a QIB in accordance with Rule 144A;

then the Warrant Agent shall cancel such Definitive Warrant and cause the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

         (c) TRANSFER AND EXCHANGE OF GLOBAL WARRANT. The transfer and exchange of the Global Warrant or beneficial interests therein shall be effected through the Depository, in accordance with this Warrant Agreement and the procedures of the Depository therefor, which shall include the restrictions on transfer comparable to those set forth herein and to the extent required by the Securities Act.

         (d) TRANSFER OF A BENEFICIAL INTEREST IN GLOBAL WARRANT FOR A DEFINITIVE WARRANT. Upon receipt by the Warrant Agent of written transfer instructions (or such other form of instructions as is customary for the Depository) from the Depository (or its nominee) on behalf of any person having a beneficial interest in the Global Warrant, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and Warrant Agent (the "Standing Instructions"), the number of Warrants and Warrant Shares represented by the Global Warrant to be reduced and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant, provided, that in the case of a Restricted Warrant, such instructions shall be accompanied by the following additional documents:

            (1) if such beneficial interest is being transferred to the person designated by the Depository as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

            (2) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto); or

            (3) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto) and an opinion of counsel from the transferee or transferor reasonably acceptable to the Company and to the Warrant Agent to the effect that such transfer is in compliance with the Securities Act.

         Definitive Warrants issued in exchange for a beneficial interest in the Global Warrant shall be registered in such names and in such authorized denominations as the Depository shall instruct the Warrant Agent.

         (e) TRANSFER AND EXCHANGE OF GLOBAL WARRANT. Notwithstanding any other provisions of this Warrant Agreement, the Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository; provided, that if:

                  (i) the Depository notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant and a successor Depository for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

then the Company shall execute, and the Warrant Agent shall countersign and deliver, Definitive Warrants, in an aggregate number equal to the number of Warrants evidenced by the Global Warrant, in exchange for such Global Warrant.

         (f) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL WARRANT. At such time as all beneficial interests in the Global Warrant have either been exchanged for Definitive Warrants, exercised or cancelled, the Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in the Global Warrant is exchanged for Definitive Warrants, exercised or cancelled, the number of Warrants and Warrant Shares represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

         (g) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF DEFINITIVE WARRANTS. To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Sections 3 and 4 and this Section 6, Definitive Warrants and the Global Warrant as required pursuant to the provisions of this Section 6. All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement, as the Definitive Warrants or the Global Warrant surrendered upon such registration of transfer or exchange.

         Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent, nor the Company shall be affected by notice to the contrary.

         No service charge shall be made to a holder for any registration, transfer or exchange.

         SECTION 7. WARRANTS; EXERCISE OF WARRANTS.

         (a) Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on August 19, 1994 and until 5:00 p.m., New York City time on August 15, 2001 to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (as herein defined) then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on August 15, 2001 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

         (b) A Definitive Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Definitive Warrants to be exercised, with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by an "eligible guarantor institution" (an "Eligible Guarantor Institution") as defined in Rule 17Ad-715(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and upon payment to the Company of the exercise price of $0.01 (the "Exercise Price"), as adjusted as provided herein, for each Warrant Share in respect of which a Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check in lawful money of the United States of America to the order of the Company or by surrendering unexercised Warrants. Warrants so surrendered shall have a value equal to the

Current Market Price (as hereinafter defined) of the Warrants Shares issuable upon exercise of such Warrant minus the Exercise Price of such Warrant.

         Subject to the provisions of Section 8 hereof, upon such surrender of Definitive Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 13; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (i) of
Section 12 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Definitive Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Definitive Warrants in the manner described in this sentence together with cash as provided in Section 13. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Definitive Warrants and payment of the Exercise Price in accordance with the terms hereof. The method of delivery of Definitive Warrants to the Warrant Agent is at the option and risk of the holder thereof.

         The Definitive Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Definitive Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of
Section 4 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

         (c) In order to exercise Unit Warrants prior to Separation, the registered holder of the related Note or Notes must (i) surrender such Note or Notes to the Warrant Agent with the form of election to purchase set forth on the reverse thereof duly filled in and signed, which signature shall be guaranteed by an Eligible Guarantor Institution, and (ii) pay in full to the Warrant Agent for the account of the Company by certified or official bank check payable in lawful money of the United States of America to the order of the Company, the Exercise Price relating to the Unit Warrants exercised. Prior to Separation, the Unit Warrants may only be exercised in integral multiples of two (2).

         Upon receipt of the items referred to in the preceding paragraph, the Warrant Agent shall:

         (1) deliver such Note or Notes to the Trustee pursuant to the provisions of the Indenture with instructions to issue in the name of the registered holder of such Note or Notes (i) a new Note or Notes containing $1,000 of principal amount or other multiples thereof and, if prior to Separation, a Warrant Endorsement for each two (2) Unit Warrants surrendered but not exercised and (ii) a new Note or Notes not containing a Warrant Endorsement in the aggregate principal amount equal to the difference between (x) the principal amount of the Note or Notes so surrendered and (y) the principal amount of the Note or Notes to be issued pursuant to the preceding clause (i);

         (2) after Separation, issue in the name of the registered holder of the Note or Notes so surrendered a Warrant Certificate representing the number of Unit Warrants equal to the difference between (x) the number of Unit Warrants represented by the Note or Notes so surrendered and (y) the Unit Warrants exercised on behalf of such holder as provided in this Section 7; and

         (3) as custodian of the underlying Unit Warrants on behalf of such registered holder, cause such Unit Warrants to be exercised on behalf of such holder as provided in this Section 7.

         (d) All Warrant Certificates (or Notes containing a Warrant Endorsement, as the case may be) surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent and disposed of by the Company in accordance with applicable law. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders and the Company during normal business hours at its office.

The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

         (e) The holder of the Global Warrant (and/or, prior to Separation, the holder of the Global Note) shall not be able to exercise the Global Warrant (or any Unit Warrant related to the Global Note) for Warrant Shares. In order to exercise the Global Warrant (or any Unit Warrant related to the Global Note), the beneficial owner thereof must first obtain a Definitive Warrant pursuant to the provisions of this Agreement (or a definitive Note containing a Warrant Endorsement pursuant to the provisions of the Indenture) and comply with the procedures set forth in this Section 7.

         SECTION 8. PAYMENT OF TAXES. The Company shall pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not due.

         SECTION 9. MUTILATED OR MISSING WARRANT CERTIFICATES. If any mutilated Warrant Certificate is surrendered to the Warrant Agent, or the Company and the Warrant Agent receive evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, the Company shall issue and the Warrant Agent, upon the written order of the Company signed by two Officers of the Company, shall countersign a replacement Warrant Certificate if the Warrant Agent's requirements for replacements of Warrant Certificates are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the holder of such Warrant Certificate that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent or any agent from any loss that any of them may suffer if a Warrant Certificate is replaced. The Company or the Warrant Agent may charge for its expenses in replacing a Warrant Certificate.

         Every replacement Warrant Certificate is an obligation of the Company and shall be entitled to all of the benefits of this Agreement equally and proportionately with all other Warrant Certificates duly issued hereunder.

         SECTION 10. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock that may then be deliverable upon the exercise of all outstanding Warrants and all other securities of the Company that may be exercisable for or exchangeable into Common Stock.

         The Company or, if appointed, the transfer agent for the Common Stock shall be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the transfer agent for the Common Stock.

         Before taking any action that would cause an adjustment pursuant to
Section 12 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take all action that may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         The Company covenants that all Warrant Shares issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 11. GOVERNMENT APPROVALS AND STOCK EXCHANGE LISTINGS. The Company shall use its best efforts to (a) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and to make securities acts filings under Federal and state laws, if any, that are required to permit the exercise of the Warrants and the issuance, sale, transfer and delivery of the Warrant Shares issued upon exercise of the Warrants, and (b) have the Warrant Shares, immediately upon their issuance, listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 12. ADJUSTMENTS; ETC. The number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12. For purposes of this Section 12, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

     (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.

         If the Company:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other shares of its capital stock;

         (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

         (3) combines its outstanding shares of Common Stock into a smaller number of shares; or

         (4) issues by reclassification of its Common Stock any shares of its capital stock;

then the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company that such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         Such adjustment shall be made successively whenever any event listed above shall occur.

      (b) DISTRIBUTIONS.

         If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), securities (other than capital stock), or any rights or warrants to purchase securities (including but not limited to Common Stock) of the Company, the Company shall make the same distribution to holders of the Warrants as though, immediately prior to the record date with respect to such distribution, each such holder owned the number of shares of Common Stock such holder could have purchased upon the exercise of the Warrants held by such holder.

     (c) COMMON STOCK ISSUE.

         If the Company shall propose to issue shares of Common Stock for a consideration per share less than the Current Market Price (defined below) per share on the date the Company fixes the offering price of such additional shares (the "Additional Shares"), the Company shall notify each holder of Warrants in writing at least 30 days prior to such issuance and offer to sell to each holder of Warrants, at the same price and on the same terms offered to all other prospective buyers (provided that the holders of Warrants shall not be required to buy any other securities in order to buy such Additional Shares), a portion of the Additional Shares equal to (i) the number of shares of Common Stock that may be purchased upon the exercise of such holder's Warrants divided by (ii) the sum of (A) the number of all the shares of Common Stock then outstanding and (B) the number of shares of Common Stock that would be issued upon the exercise of all the Warrants then outstanding (such portion, the "Pro Rata Portion"). Each such holder may elect to buy all or any portion of the Additional Shares offered to such holder pursuant to the preceding sentence by delivering written notice to the Company during the 30 day period prior to such issuance or may decline such offer. The payment for such purchase by the holders of Warrants so electing shall be made on the later of (i) the payment by all other persons purchasing Additional Shares and (ii) expiration of such 30 day period, in each case against delivery of certificates for such Common Stock registered in the name of such electing holders or their respective designees.

            This subsection (c) does not apply to:

            (1) any of the transactions or distributions described in subsections (a) or (b) of this Section 12.

            (2) the exercise of Warrants,

            (3) the conversion or exchange of securities convertible or exchangeable for Common Stock and the exercise of rights or warrants issued to the holders of Common Stock, in each case only if the issuance of such securities, rights or warrants were subject to the provisions of this
     Section 12.

            (4) Common Stock or stock appreciation rights issued to employees of the Company and its subsidiaries under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Agreement shall not exceed 12% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder), or

            (5) issuances of Common Stock pursuant to (x) a bona fide public offering pursuant to a firm commitment underwriting, or (y) a bona fide private placement through a placement agent that is a nationally recognized investment banking firm and member firm of the National Association of Securities Dealers, Inc. ("NASD") (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a board resolution which shall be filed with the Warrant Agent, shall exceed 25%).

     (d)  CONVERTIBLE SECURITIES ISSUE.

            If the Company shall propose to issue any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsection (b) of this Section 12) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities that is less than the Current Market Price per share on the date of issuance of such securities, the Company shall notify each holder of Warrants in writing at least 30 days prior to such issuance and offer to sell to each holder of Warrants, at the same price and on the same terms offered to all other prospective buyers (provided that the holders of Warrants shall not be required to buy any other security in order to buy such convertible securities), such holder's Pro Rata Portion of such convertible securities. Each such holder may elect to buy all or any portion of the securities offered to such holder pursuant to the preceding sentence by delivering written notice to the Company during the 30 day period prior to such issuance or may decline such offer. The payment for such purchase by the holders of Warrants so electing shall be made on the later of
(i) the payment by all other persons purchasing such convertible securities and
(ii) expiration of such 30 day period, in each case against delivery of certificates representing such convertible securities registered in the name of such electing holders or their respective designees.

         (e) CURRENT MARKET PRICE.

            The "Current Market Price" per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Current Market Price shall be determined in good faith by a nationally recognized investment banking firm that is a member firm of the NASD and independent of the Company. If applicable, in connection with the sale of units consisting of Common Stock and other securities, such investment bank shall take into consideration the value of each component of such unit.

         (f) WHEN NO ADJUSTMENT OR ACTION REQUIRED.

            Notwithstanding anything in this Section 12 to the contrary, no adjustment or action under this Section 12 need be made for a transaction referred to in subsections (a), (b), (c), and (d) of this Section 12(i) for a change solely in the par value or no par value of the Common Stock, provided that the Company shall not increase the par value to exceed the Exercise Price,
(ii) the conversion or exchange (other than pursuant to a reclassification), in any case on a share-for-share basis, of Common Stock for non-voting common stock that has rights (other than voting rights) identical to the Common Stock ("Non-voting Stock") or of Non-voting Stock for Common Stock, (iii) for shares of Common Stock (or options to purchase such shares) issued to employees of the Company or any of its subsidiaries pursuant to a stock option agreement or other employee benefit plan of the Company or any of its subsidiaries in an amount up to 12% of the number of shares of Common Stock, excluding any Warrant Shares, then outstanding on a fully diluted basis after giving effect to the exercise of all stock options or (iv) the exercise of the Warrants.

            To the extent the Warrants become exercisable for cash only, no adjustment need be made thereafter as to the cash. Interest shall not accrue on the cash.

       (g)  REORGANIZATION OF COMPANY.

            If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets that the holder of a Warrant would have owned immediately after the consolidation, merger or transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor
Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

            If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

            If this subsection (g) applies to any transaction, subsections (a),
(b), (c) and (d) of this Section 12 shall not apply to such transaction.

       (h)  WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED.

            In any case in which Section 12(a) shall require that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the

Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock or cash, as the case may be, upon the occurrence of the event requiring such adjustment.

        (i)  FORM OF WARRANTS.

            The Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per Warrant Share and the number or kind or class of shares or other securities or property purchasable under the Warrant Certificates made in accordance with the provisions of this Agreement. However, irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            SECTION 13. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), upon payment in full of the Exercise Price with respect to such fraction of a Warrant Share the Company shall pay an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the day immediately preceding the date the Warrant is presented for exercise, provided that at the request of the Warrant holder, the Exercise Price with respect to such fraction of a Warrant Share may be netted against the cash to be paid by the Company under this Section 13.

            SECTION 14. NOTICES TO WARRANT HOLDERS. Upon any adjustment or action required to be taken pursuant to Section 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment or action and a brief statement of the facts accounting for such adjustment or action, (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) send a brief summary thereof to each holder of a Warrant Certificate in accordance with Section 22 hereof. In addition, if the adjustment or action arises pursuant to subsection (a) of Section 12, the Company shall deliver to the Warrant Agent and each registered holder a certificate which includes the report of a "Big-6" accounting firm selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares issuable upon exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Where appropriate, such notice may be given in advance and may be included as a part of the notice required to be sent under the other provisions of this
Section 14.

            In case:

            (a) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, in accordance with Section 23 hereof, a written notice stating, as appropriate, (i) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

            SECTION 15. REGISTRATION RIGHTS.

         (a) INCIDENTAL REGISTRATION.

            If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to a registration statement on Forms S-4 or S-8, or any successor forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities (as defined below), it shall at such time give written notice to all registered holders of Warrants or Registrable Securities of its intention to do so at least 20 days prior to the anticipated filing thereof and, upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

            (1) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses (as provided in Section 15(d) below) in connection therewith); and

            (2) if such registration shall be in connection with an underwritten public offering and the managing underwriters shall advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such registration exceeds the number of such securities which can be sold in such offering, the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included that, in the opinion of such underwriters, can be sold and shall not include in such registration any securities (other than securities being sold by the Company) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein (and if in the opinion of such underwriters, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such underwritten public offering on the basis of the number of Registrable Securities requested to be included therein), except that, in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities, the holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not, based on the proposed offering price of the total number of securities included in such underwritten public offering requested to be included therein); and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities.

            The Company shall pay all Registration Expenses (as defined herein) in connection with each registration of Registrable Securities.

         (b) DEMAND REGISTRATION.

            At any time and from time to time on or after 90 days following the Initial Public Offering, the holders of Registrable Securities and their respective transferees may make written requests for registration of their Registrable Securities under the Securities Act (a "DEMAND REGISTRATION"); provided that in no event shall the holders of Registrable Securities and their respective transferees make, in the aggregate, more than three (3) such requests; provided further that the holders making any such Demand Registration (the "INITIATING HOLDERS") shall own and include in such Demand Registration in the aggregate at least 20% of the then issued and outstanding Registrable Securities; and provided further that the managing underwriter of the Initial Public Offering may require the holders of Registrable Securities to wait for a period of up to 180 days following the Initial Public Offering to make a sale pursuant to such Demand Registration by giving the Company notice of such intention in writing (with a copy to each holder of Registrable Securities requesting registration). Only holders of Registrable Securities may participate in a registration of securities done in connection with a Demand Registration pursuant to this Section 15(b).

            Upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered.

     (c)  REGISTRATION PROCEDURES.

            In connection with any registration of Registrable Securities under the Securities Act pursuant to this Section 15, the Company shall promptly:

            (1) prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form selected by the Company (provided that in the case of a Demand Registration, (i) the registration statement form shall be reasonably approved by a majority (by number of shares) of the holders of the Registrable Securities so to be registered,
     (ii) the registration statement shall be filed within 90 days after a written request for such Demand Registration and (iii) the registration statement shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for the Demand Registration; and provided further that if the Company proposes that a registration be on Form S-3 or any similar short form registration statement which is a successor to Form S-3, and the managing underwriters, if any, advise the Company in writing that in their opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form) with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

            (2) if a registration pursuant to this Section 15 involves an underwritten offering, select the managing underwriter or underwriters thereof; provided, however, in the case of a Demand Registration pursuant to Section 15(b), such selection is subject to reasonable approval by a majority (by number of shares) of the holders of the Registrable Securities as to which registration has been requested;

            (3) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

            (4) furnish to counsel (if any) elected by holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents shall be subject to the review of such counsel;

            (5) furnish to each seller of such securities (i) a copy of the order of the Securities and Exchange Commission declaring such registration statement and any amendment thereto effective, (ii) such reasonable number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and
     (iv) such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (6) use its best efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, keep each such registration or qualification (or exemption therefrom) effective until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

            (7) furnish to each seller a signed counterpart, addressed to the sellers, of

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                  (ii) subject to the accountants obtaining the necessary
            representations as specified in Statement on Auditing Standards No. 72, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

            (8) notify each seller of any Registrable Securities covered by such registration statement (i) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of the prospectus included in such registration statement or the initiation of any proceedings for that purpose or (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such registration statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose;

            (9) use its best efforts to prevent the issuance of any order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of the prospectus included in such registration statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment;

            (10) notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, that the six month period described above will be tolled from the time a prospectus contains such a statement or omission until a prospectus correcting such statement or omission has been delivered;

            (11) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (12) use its best efforts to cause such securities (i) to be listed on each securities exchange, if any, on which the Common Stock is then listed or (ii) to be authorized to be quoted on the Nasdaq Stock Market or the Nasdaq National Market, if the Common Stock is so authorized, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

            The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

            By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 15(c)(9) hereof, such holder shall promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 15(c)(9) hereof. If so directed by the Company, each holder of Registrable Securities shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 15(c)(2) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 15(c)(9) hereof.

         (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Section 15(b) shall not be deemed to have been effected, and shall not count as one of the three Demand Registrations permitted under Section 15(b), (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

         (e) REDUCTIONS IN DEMAND REGISTRATION. If a Demand Registration pursuant to Section 15(b) involves an underwritten offering, and the managing underwriter advises the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requesting to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders.

         (f) INDEMNIFICATION.

                  (1)   INDEMNIFICATION BY THE COMPANY.

                  The Company shall, without limitation as to time, indemnify and hold harmless each holder of Registrable Securities (a "Holder"), each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the offi-cers, directors, agents and employees of each such Holder and control Person (each such Person being sometimes hereinafter referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys'
         fees) and expenses (including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are based solely upon information relating to such Indemnified Holder and furnished in writing to the Company by such Indemnified Holder expressly for use therein. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders. Prior to reimbursing any Indemnified Holder for any Losses pursuant to this Section 15(f)(1), the Company may require such Indemnified Holder to provide a written undertaking to reimburse the Company if it is finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal) that such Indemnified Holder was not entitled to indemnification pursuant to this Section 15(f)(1).

                  (2)  CONDUCT OF INDEMNIFICATION PROCEEDINGS.

                  If any action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) (collectively, "Proceedings") shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, provided, however, that the failure to so notify the Company shall not relieve the Company from any obligation or liability except to the extent (but only to the extent) that it shall finally be determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Company has been prejudiced materially by such failure.

                  The Company shall have the right, exercisable by giving written notice to the Indemnified Holder, within 20 business days after receipt of written notice from such Indemnified Holder of such Proceeding, to assume, at its expense, the defense of any such Proceeding, provided, however, that such Indemnified Holder shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company has agreed to pay such fees and expenses or (ii) the Company shall have failed promptly to assume the defense of such Proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Holder and the Company or an affiliate or controlling person of the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more material defenses available to such Indemnified Holder that are in addition to, or in conflict with, those available to the Company or such affiliate or controlling person (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Company); it being understood, however, that the Company shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Holder).

                  Whether or not such defense is assumed by the Company, no Indemnified Holder shall be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). The Company shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, the Company agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless such Indemnified Holders from and against any and all Losses by reason of such settlement or judgment. The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Holder of a release, in form and substance reasonably satisfactory to the Indemnified Holder, from all liability in respect of such Proceeding for which such Indemnified Holder would be entitled to indemnification hereunder (whether or not any Indemnified Holder is a party thereto).

                  (3)  INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES.

                  In connection with any registration statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities shall furnish to the Company in writing such information as the Company may be required to include in any registration statement or prospectus and shall indemnify the Company, its directors, officers, agents and employees, each Person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the same extent as the foregoing indemnity from the Company to such Holders, but only to the extent that the untrue statement or omission is contained in information relating to such Holders furnished in writing by such Holders to the Company expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given to the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. No Holder of Registrable Securities shall be required to enter into any agreement or undertaking providing for any indemnification or contribution obligation greater than under this Section.

                  (4)      CONTRIBUTION.

                  If the indemnification provided for in this Section 15(f) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this
         Section 15(f) would otherwise apply by its terms (other than by reason of exceptions provided in this Section 15(c)), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees and expenses if the indemnification provided for in Section 15(f)(1) or 15(f)(3) was available to such party.

                  The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 15(f)(4) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 15(f)(4), an Indemnified Holder shall not be required to contribute, in the aggregate, any amount in excess of such Indemnified Holder's Maximum Contribution Amount. An Indemnified Holder's "Maximum Contribution Amount" shall equal the excess of (i) aggregate proceeds received by such Indemnified Holder pursuant to the sale of such Registrable Securities over (ii), the aggregate amount of damages that such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 15 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

                  (g)      REGISTRATION EXPENSES.

                  (1) All fees and expenses incident to the performance of or compliance with this Section 15 by the Company shall be borne by the Company, including, without limitation:

                           (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities);

                           (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any);

                           (iii) messenger, telephone, duplication, word processing and delivery expenses incurred by the Company in the performance of its obligations hereunder;

                           (iv) fees and disbursements of counsel for the Company;

                           (v) fees and disbursements of all independent certified public accountants referred to in Section 15(c)(6) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                           (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Company;

                           (vii) Securities Act liability insurance, if the Company so desires such insurance;

                           (viii) fees and expenses of all other Persons retained by the Company; internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties); and the expense of any annual audit; and

                           (ix) rating agency fees and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange.

                  (2) The Company shall reimburse the holders of the Registrable Securities for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel approved by the Company) chosen by the holders of a majority of the Registrable Securities to be included in any Registration Statement and for other reasonable and necessary out-of-pocket expenses of the holders of Registrable Securities incurred in connection with the registration of the Registrable Securities. Notwithstanding the provisions of this Section 15, each holder shall pay its proportionate share of underwriting discounts and commissions (but no other fees and expenses of underwriters).

                  (h) CERTAIN DEFINITIONS. The term "Registrable Securities" shall mean the Warrant Shares and any other securities issued or issuable upon exercise of the Warrants. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) or are saleable pursuant to Rule 144(k) (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (D) they shall have ceased to be outstanding.

                  The term "Initial Public Offering" shall mean, with respect to the Company, the initial sale of Common Stock of the Company by the Company or its security holders pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or otherwise relating exclusively to securities issuable under any employee benefit plan of the Company).

                  SECTION 16. TAG-ALONG AND DRAG-ALONG RIGHTS. The holders of Warrants or Warrant Shares shall be entitled and subject to the tag-along and drag-along rights pursuant to Sections 5 and 6 of the Stockholders Agreement, dated as of August 18, 1994, by and among the Company and certain of its stockholders, as in effect on the date hereof (the "Stockholders Agreement"), as if for purposes thereunder and hereunder the holders of Warrant Shares were deemed to be "Other Stockholders" (as defined in the Stockholders Agreement).

                  SECTION 17. CONCERNING THE WARRANT AGENT. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Warrant Agent, its reasonable expenses and counsel fees and disbursements and other reasonable disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability, or expense incurred without negligence, bad faith or willful misconduct on the part of the Warrant Agent for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnification provided for hereunder shall survive the expiration of the Warrants and the termination of this Agreement.

                  The Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate for Warrant Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it, after proper inquiry or examination, to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

                  SECTION 18. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 20 hereof. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and, in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificate either in the name of the predecessor or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates in this Agreement.

                  In case at any time the name of the Warrant Agent shall be changed, and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and, in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

                  SECTION 19. DUTIES OF WARRANT AGENT. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Company, by its acceptance hereof, and the holders of Warrant Certificates, by their acceptance thereof, shall be bound:

                  (a) The Warrant Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Warrant Agent to be the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Warrant Agent shall not be liable for, or by reason of, any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except as to the fact that it has countersigned the Warrant Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 12 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Warrants evidenced by Warrant Certificates after receipt of the certificate described in Section 14 hereof); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued under this Agreement or any Warrant Certificate or as to whether any shares of Common Stock or other securities shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person reasonably believed by the Warrant Agent to be the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in Connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with written instructions of any such person. Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five business days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (g) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement to the extent lawfully permitted to so act. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees), and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Warrants resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                  (i) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (j) If, with respect to any Warrant Certificate surrendered to the Warrant Agent for exercise or transfer, the form of election to purchase or transfer, as the case may be, has not been completed, the Warrant Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

                  (k) The Warrant Agent shall not be required to take notice of, or be deemed to have notice of, any fact, event or determination under this Agreement unless and until the Warrant Agent shall be specifically notified in writing of such fact, event or determination.

                  SECTION 20. CHANGE OF WARRANT AGENT. The Warrant Agent or any successor Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days' notice in writing mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then the holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Notwithstanding any provision to the contrary contained herein, the removal or resignation of the Warrant Agent will not be effective until such time as a successor Warrant Agent has been appointed in accordance with the terms of this Agreement. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $25,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock and mail a notice thereof in writing to the registered holders of the Warrant Certificates. Failure to give any notice provided for in this Section 20, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

                  SECTION 21. LEGENDS.

                  (1) Except for any sale or transfer of a Restricted Warrant (including any Restricted Warrant represented by the Global Warrant) pursuant to an effective registration statement under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent that no legend is required, each Warrant Certificate and each certificate representing the Warrant Shares shall bear a legend in substantially the form set forth on Exhibit A hereto.

                  (2) Upon any sale or transfer of a Restricted Warrant (including any Restricted Warrant represented by the Global Warrant) pursuant to an effective registration statement under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent that no legend is required:

                  (A) in the case of any Restricted Warrant that is a Definitive Warrant, the Warrant Agent shall permit the holder thereof to exchange such Restricted Warrant for a Definitive Warrant that does not bear the legend required by subsection (1) above; and

                  (B) in the case of any Restricted Warrant represented by the Global Warrant, such Restricted Warrant shall not be required to bear the legend required by subsection (1) above but shall continue to be subject to the provisions of Section 6(c) hereof; provided, however, that with respect to any request for an exchange of a Restricted Warrant that is represented by the Global Warrant for a Definitive Warrant that does not bear the legend set forth in clause (i) above, which request is made in reliance upon Rule 144, the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144.

                  SECTION 22. Notices. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, or next-day air courier, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

                  Renaissance Cosmetics, Inc.
                  c/o Kidd Kamm & Company
                  Three Pickwick Plaza
                  Greenwich, Connecticut 06830
                  Attention: William J. Kidd

                  with a copy to:

                  Parker Chapin Flattau & Klimpl
                  1211 Avenue of the Americas
                  New York, New York 10036-8735
                  Attention: Edward R. Mandell

                  Subject to the provisions of Section 18, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant Certificate to or on the Warrant Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  American Bank National Association
                  101 East Fifth Street
                  St. Paul, Minnesota 55101
                  Attention: Corporate Trust Department

                  Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first class or registered, postage prepaid, or next-day air courier, addressed (until the Company is otherwise notified in accordance with this Section by such holder) or next-day air courier to such holder at the address appearing on the Warrant register of the Company.

                  SECTION 23. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order (i) to cure any ambiguity or (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of holders shall require the written consent of registered holders of a majority of the then outstanding Warrants. The consent of each registered holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased. The Warrant Agent shall be entitled to receive and, subject to Section 19 shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign any amendment or supplement until the Company's board of directors approves it.

                  SECTION 24. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. All actions, calculations, interpretations and determinations (including, without limitation, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall not subject the Board of Directors, or any member thereof, to any liability to the holders of the Warrant Certificates.

                  SECTION 25. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. Upon becoming a successor to the Company, such successor shall be deemed to be the Company for the purposes of this Agreement.

                  SECTION 26. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. WITHOUT IN ANY WAY LIMITING THE PRECEDING CONSENTS TO JURISDICTION AND VENUE, THE PARTIES INTEND (AMONG OTHER THINGS) TO THEREBY AVAIL THEMSELVES OF THE BENEFIT OF SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO

SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  SECTION 27. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  SECTION 28. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 29. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                                        (Signature Page Follows)

                     [Signature Page of Warrant Agreement)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              RENAISSANCE COSMETICS, INC.


                              By /s/ William J. Kidd
                                 ------------------------
                                Name:   William J. Kidd
                                Title:  Chairman



                              AMERICAN BANK NATIONAL ASSOCIATION,
                                  as Warrant Agent


                              By: [Illegible]
                                  -----------------------
                                  Name:   [Illegible]
                                  Title:  [Illegible]

                              By: [Illegible]
                                  -----------------------
                                  Name:   [Illegible]
                                  Title:  [Illegible]

                                                                       EXHIBIT A



                         [Form of Warrant Certificate]


                                     [Face]


                  [Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company ("DTC"), New York, New York, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON

----------

(1)      This paragraph is to be included only if the Warrant is in global form.

WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUB-PARAGRAPH (A)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

                    EXERCISABLE ON OR BEFORE AUGUST 15, 2001

No.                    Warrants initially to purchase ___ shares of Common Stock

                              Warrant Certificate

                          RENAISSANCE COSMETICS, INC.

                  This Warrant Certificate certifies that _______________, or registered assigns, is the registered holder of Warrants expiring August 15, 2001 (the "Warrants") to purchase Common Stock, $0.01 par value (the "Common Stock"), of Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"). The holder hereof, upon exercise on or before 5:00 p.m. New York City Time on August 15, 2001, is entitled to receive from the Company, initially an aggregate of ___ fully paid and nonassessable shares of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $0.01 per Warrant Share payable in lawful money of the United States of America or with unexercised Warrants upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Warrant Agent (as defined in the Warrant Agreement referred to on the reverse hereof), subject to the conditions set forth herein and in the Warrant Agreement.

                  The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 p.m., New York City Time on August 15, 2001, and to the extent not exercised by such time such Warrants shall become void.

                  Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent as such term is used in the Warrant Agreement.

                  This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                  IN WITNESS WHEREOF, Renaissance Cosmetics, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


Dated:

                                   RENAISSANCE COSMETICS, INC.


                                   By: __________________________
                                           [Title]


                                   By: __________________________
                                           Secretary


COUNTERSIGNED


AMERICAN BANK NATIONAL ASSOCIATION
   Warrant Agent


By:__________________________
   Authorized Signature

                         [Form of Warrant Certificate]

                                   [Reverse]


                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 15, 2001, entitling the holder on exercise to receive shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of August 18, 1994 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash or in unexercised Warrants at the office of the Warrant Agent designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares and/or the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. The Warrant Agreement also provides that certain distributions may be made to the holders and that offers to purchase securities may be made to the holders. No fractions of a share of Common Stock shall be issued upon the exercise of any Warrant, but the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

                  The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in Section 15 of the Warrant Agreement.

                  The holders of the Warrants and the Warrant Shares are entitled to certain tag-along and drag-along rights as set forth in Section 16 of the Warrant Agreement.

         Capitalized terms not otherwise defined herein shall have the meaning given thereto in the Warrant Agreement.

                  Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company and the Warrant Agent shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                          FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Renaissance Cosmetics, Inc. in the amount of (or, in the case of payment by surrendering unexercised Warrants, with a value of) $_____ in accordance with the terms hereof.

                  The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is ___________________
_______________ and that such shares be delivered to ___________________________
whose address is __________________________________.


                  If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _________________________________, whose address is ________________
______________________________, and that such Warrant Certificate be delivered to ______________________, whose address is _______________________________.




                              Signature(s):_______________________________

                                   NOTE:     The above signature(s) must
                                             correspond with the name written
                                             upon the face of this Warrant
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever. If this
                                             Warrant is held of record by two or
                                             more joint owners, all such owners
                                             must sign.

Date: _____________________

Signature Guaranteed*:________________________________________

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

                  (1) The Securities Transfer Agent Medallian Program (STAMP);

                  (2) The New York Stock Exchange Medallian Program (MSP);

                  (3) The Stock Exchange Medallian Program (SEMP).

                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)

                  FOR VALUE RECEIVED,             hereby sells, assigns and
transfers unto           whose address is                        and whose
social security number or other identifying number is                       ,
the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably
constitute and appoint        , attorney, to transfer said Warrant Certificate
on the books of the within-named Company, with full power of substitution in the premises.


                              Signature(s): ____________________________________

                                   NOTE: The above signature(s) must correspond
                                        with the name written upon the face of
                                        this Warrant Certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever. If
                                        this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:_____________________


Signature Guaranteed*:_____________________________________________


*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

                  (1)      The Securities Transfer Agent Medallian Program
                           (STAMP);

                  (2)      The New York Stock Exchange Medallian Program
                           (MSP);

                  (3)      The Stock Exchange Medallian Program (SEMP).

                 SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS(2)



The following exchanges of a part of this Global Warrant for definitive Warrants have been made:

                                                                                Number of Warrants
                           Amount of decrease        Amount of increase in      of this Global
                           in Number of              Number of Warrants         Warrant following         Signature of
                           Warrants of this          of this Global             such decrease (or         authorized officer of
Date of Exchange           Global Warrant            Warrant                    increase)                 Warrant Agent
-------------------------------------------------------------------------------------------------------------------------------




----------

         (2) This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B


CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Renaissance Cosmetics, Inc.


         This Certificate relates to Warrants initially to purchase ___ shares of Common Stock of Renaissance Cosmetics, Inc. held in * / / book-entry or * / / definitive form by _________ (the "Transferor"). The Transferor* by written order, has requested the Warrant Agent:

         / / to deliver, in exchange for its beneficial interest in the Global Warrant held by the depository, a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate amount equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

         / / to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to such Warrants and that the transfer of this Warrant is pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or does not require registration under the Securities Act because such Warrant:

                  / /      is being acquired for the Transferor's own account,
                  without transfer;

                  / /      is being transferred to a qualified institutional
                  buyer (as defined in Rule 144A under the Securities Act), in reliance on such Rule 144A;

                  / /      is being transferred pursuant to an exemption from
                  registration in accordance with Rule 904 under the Securities Act;**

                  / /      is being transferred pursuant to Rule 144 under the
                  Securities Act;**

                  / /      is being transferred pursuant to another exemption
                  from the registration requirements of the Securities Act (explain:_____ _________________________ ).**


                                        _______________________________
                                        [INSERT NAME OF TRANSFEROR]

                                        By:______________________  Date:________



----------

         *Check applicable box.

         **If this box is checked, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.



                                      B-1